UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report     August 31, 2013

WESTERN ASSET

INSTITUTIONAL

TAX FREE RESERVES

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes*, preservation of capital and liquidity.

*	A portion of the income may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Institutional Tax Free Reserves for the twelve-month reporting period ended August 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Western Asset Institutional Tax Free Reserves

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

September 27, 2013

Western Asset Institutional Tax Free Reserves	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended August 31, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.8% during the third quarter of 2012. GDP growth then sharply decelerated to 0.1% during the fourth quarter. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. This was partially due to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s final reading for second quarter 2013 GDP growth, released after the reporting period ended, was 2.5%. This increase was partially driven by increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. The unemployment rate fluctuated between 7.8% and 7.9% over the next four months. Unemployment then fell to 7.7% in February 2013 and edged lower over much of the next six months to reach 7.3% in August 2013, its lowest reading since December 2008. In another encouraging sign, the number of longer-term unemployed has generally declined in recent months. In February 2013, 40.2% of the people without a job had been out of work for more than six months. This fell to 37.9% in August 2013.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.7% on a seasonally adjusted basis in August 2013 versus the previous month and were 13.2% higher than in August 2012. In addition, the NAR reported that the median existing-home price for all housing types was $212,100 in August 2013, up 14.7% from August 2012. This marked the eighteenth consecutive month that home prices rose compared to the same period a year earlier. The inventory of homes available for sale in August 2013 was 0.4% higher than the previous month at a 4.9 month supply at the current sales pace and was 6.3% lower than in August 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the PMI fell to 49.5 in November 2012. This represented the PMI’s lowest reading since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing then expanded over the next five months, before contracting again in May 2013, with a PMI of 49.0. However, this was a temporary setback, as the PMI rose to 50.9 in June, 55.4 in July and 55.7 in August, the latter being the best reading since April 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employ-

IV	Western Asset Institutional Tax Free Reserves

ment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market continued to be weak. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on September 18, 2013, after the reporting period ended, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

September 27, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Institutional Tax Free Reserves	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity. The Fund invests in securities through an underlying mutual fund, Tax Free Reserves Portfolio (the “Portfolio”), which has the same investment objective and strategies as the Fund.

Under normal market conditions, the Portfolio invests at least 80% of its assets in short-term, high-quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax (“AMT”). Municipal securities include debt obligations issued by any of the fifty states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations (“VRDOs”)i, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

The Portfolio invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by Western Asset Management Company (“Western Asset”), the Fund’s and the Portfolio’s subadviser, to be of equivalent quality. Under normal circumstances, the Portfolio may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax and/or the AMT, although for temporary or defensive purposes, the Portfolio may invest an unlimited amount in such securities.

As a money market fund, the Fund tries to maintain a share price of $1.00 and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion and generated mixed results versus equal-durationii Treasuries over the twelve months ended August 31, 2013. Risk aversion was prevalent at times given shifting economic data, contagion fears from the European sovereign debt crisis and signs of shifting monetary policy by the Federal Reserve Board (“Fed”).iii

Both short- and long-term Treasury coupon-yields moved higher during the twelve months ended August 31, 2013. Two-year Treasury yields rose from 0.22% at the beginning of the period to 0.39% at the end of the period. Their peak of 0.43% occurred on June 25, 2013 and they were as low as 0.20% on April 29, 2013 and in early May 2013.

Western Asset Institutional Tax Free Reserves 2013 Annual Report	1

Fund overview (cont’d)

Ten-year Treasury yields were 1.57% at the beginning of the reporting period, their low for the fiscal year. Ten-year Treasuries peaked at 2.90% on August 22, 2013 and were 2.78% at the end of the period.

With the Fed keeping the federal funds rateiv at a historically low range between zero and 0.25%, the yields available from money market securities continued to be very low during the twelve months ended August 31, 2013. In addition, the Fed vowed to keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

The national credit profile is undoubtedly improving, signified by a Moody’s Investor Services sovereign outlook change to stable from negative. That being said, several challenges remain. The Bureau of Labor Statistics reports the national unemployment rate was 7.3% as of August 2013, which is down from 8.1% as of August 2012 and shows a clear improvement from the recessionary period. There are currently about 11.3 million unemployed people. However, that figure nearly doubles when factoring in the 9.2 million people who have either stopped looking for work or are at part-time positions because they cannot find full-time employment. According to a report from the Brookings Institute, at this current pace of job generation, it would take over seven years to make up jobs lost to the recession. Nonetheless, state finances are rebounding. According to the Rockefeller Institute of Government, the states’ tax collections have grown for thirteen straight quarters. This includes a 5.7% increase over the three quarters ended March 31, 2013 compared to the same period a year ago. The most significant tax driver has been higher personal income tax collections, although some activity in 2012 is most likely due to anticipation of federal tax law changes. Based on preliminary April-May figures, a fourteenth consecutive quarter of tax collection growth is expected. National housing indicators have improved as well. According to the National Association of Realtors, the forecasts for 2014 show existing home prices will grow by 5.5% from the prior year, which would mark the third consecutive annual increase since a 3.9% decline in 2011. Unfortunately, generally improving municipal credit trends have been overshadowed recently by the Detroit bankruptcy and, to a lesser extent, financial concerns with Puerto Rico.

Q. How did we respond to these changing market conditions?

A. We continued to emphasize high-quality, top tier securities as we looked to maximize income while preserving capital, along with maintaining liquidity and diversification. A key theme throughout the period was to maintain a large portion of the Fund’s assets in daily and weekly VRDOs.

2	Western Asset Institutional Tax Free Reserves 2013 Annual Report

Performance review

As of August 31, 2013, the seven-day current yield for Institutional Shares of Western Asset Institutional Tax Free Reserves was 0.02% and the seven-day effective yield, which reflects compounding, was 0.02%.1

Certain investors may be subject to the AMT, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Western Asset Institutional Tax Free Reserves Yields as of August 31, 2013 (unaudited)
	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]
Institutional Shares	0.02%	0.02%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Absent fee waivers and/or expense reimbursements, the seven-day current yield and the seven-day effective yield for Institutional Shares would have been -0.09%.

The manager has voluntarily undertaken to limit fund expenses in order to maintain a minimum yield. Such expense limitations may fluctuate daily and are voluntary and temporary and may be terminated by the manager at any time without notice.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the most significant factors affecting Fund performance?

A. The municipal money market yield curvev was relatively flat during the reporting period and there were typically only modest differences between the yields available from shorter-term municipal money market securities and longer-term securities. Given this and other challenges in the marketplace, we maintained a large allocation to VRDOs. In an attempt to generate incremental yield, at times we also selectively purchased high-quality tax-exempt commercial paper with three- to five-month maturities, as well as municipal notes with maturities between nine- and twelve-months. We also participated in relatively smaller note offerings that met our stringent quality and liquidity requirements. Overall, these actions were successful in helping the Fund to lock in somewhat higher yields. That being said, given overall strong market demand for these securities, their yields were generally lower than in recent years, which limited the incremental yield derived by the Fund.

Given the ongoing European sovereign debt crisis and challenges at certain European

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Western Asset Institutional Tax Free Reserves 2013 Annual Report	3

Fund overview (cont’d)

financial institutions, we maintained very minimal exposure to VRDOs backed by European banks. We also pared our exposure to VRDOs backed by U.S. banks that had been placed on a “watch list” by Moody’s.

Thank you for your investment in Western Asset Institutional Tax Free Reserves. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 13, 2013

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is still possible to lose money by investing in the Fund. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Variable rate demand obligations (“VRDOs”) are floating rate debt obligations whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The yield curve is the graphical depiction of the relationship, at a given time, between interest rates and securities that have similar characteristics, but differing maturity dates.

4	Western Asset Institutional Tax Free Reserves 2013 Annual Report

Portfolio at a glance† (unaudited)

Tax Free Reserves Portfolio

The Fund invests all of its investable assets in Tax Free Reserves Portfolio, the investment breakdown of which is shown below.

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of August 31, 2013 and August 31, 2012. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

Western Asset Institutional Tax Free Reserves 2013 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2013 and held for the six months ended August 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
0.01%	$1,000.00	$1,000.10	0.12%	$0.60	5.00%	$1,000.00	$1,024.60	0.12%	$0.61

[1]	For the six months ended August 31, 2013.

[2]

Assumes the reinvestment of all distributions at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

[4]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

6	Western Asset Institutional Tax Free Reserves 2013 Annual Report

Statement of assets and liabilities

August 31, 2013

Assets:
Investment in Tax Free Reserves Portfolio, at value	$852,487,230
Receivable from investment manager	10,097
Prepaid expenses	60,484
Total Assets	852,557,811

Liabilities:
Distributions payable	6,266
Accrued expenses	58,546
Total Liabilities	64,812
Total Net Assets	$852,492,999

Net Assets:
Par value (Note 3)	$8,526
Paid-in capital in excess of par value	852,480,006
Undistributed net investment income	88,413
Accumulated net realized loss on investments	(83,946)
Total Net Assets	$852,492,999

Shares Outstanding	852,552,207

Net Asset Value	$1.00

See Notes to Financial Statements.

Western Asset Institutional Tax Free Reserves 2013 Annual Report	7

Statement of operations

For the Year Ended August 31, 2013

Investment Income:
Income from Tax Free Reserves Portfolio	$1,782,593
Allocated expenses from Tax Free Reserves Portfolio	(1,737,758)
Allocated waiver from Tax Free Reserves Portfolio	409,593
Total Investment Income	454,428

Expenses:
Investment management fee (Note 2)	2,476,493
Registration fees	94,757
Legal fees	84,478
Shareholder reports	28,519
Insurance	26,839
Audit and tax	22,400
Trustees’ fees	16,319
Transfer agent fees	10,517
Fund accounting fees	6,248
Miscellaneous expenses	10,057
Total Expenses	2,776,627
Less: Fee waivers and/or expense reimbursements (Note 2)	(2,722,932)
Net Expenses	53,695
Net Investment Income	400,733
Net Realized Gain on Investments from Tax Free Reserves Portfolio	58,318
Increase in Net Assets from Operations	$459,051

See Notes to Financial Statements.

8	Western Asset Institutional Tax Free Reserves 2013 Annual Report

Statements of changes in net assets

For the Years Ended August 31,	2013	2012

Operations:
Net investment income	$400,733	$1,439,658
Net realized gain (loss)	58,318	(2,220)
Increase in Net Assets From Operations	459,051	1,437,438

Distributions to Shareholders From (Note 1):
Net investment income	(402,042)	(1,439,658)
Decrease in Net Assets From Distributions to Shareholders	(402,042)	(1,439,658)

Fund Share Transactions (Note 3):
Net proceeds from sale of shares	1,677,750,061	3,223,417,722
Reinvestment of distributions	248,679	959,678
Cost of shares repurchased	(1,972,099,444)	(4,542,407,955)
Decrease in Net Assets From Fund Share Transactions	(294,100,704)	(1,318,030,555)
Decrease in Net Assets	(294,043,695)	(1,318,032,775)

Net Assets:
Beginning of year	1,146,536,694	2,464,569,469
End of year*	$852,492,999	$1,146,536,694
* Includes undistributed net investment income of:	$88,413	$89,722

See Notes to Financial Statements.

Western Asset Institutional Tax Free Reserves 2013 Annual Report	9

Financial highlights

For a share of beneficial interest outstanding throughout each year ended August 31:
	2013[1]		2012	2011	2010	2009

Net asset value, beginning of year	$1.000		$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.000	[2]	0.001	0.002	0.002	0.011
Net realized gain (loss)[2]	0.000		(0.000)	(0.000)	0.000	(0.000)
Total income from operations	0.000	[2]	0.001	0.002	0.002	0.011

Less distributions from:
Net investment income	(0.000)	[2]	(0.001)	(0.002)	(0.002)	(0.011)
Net realized gains	—		—	—	—	(0.000)	[2]
Total distributions	(0.000)	[2]	(0.001)	(0.002)	(0.002)	(0.011)

Net asset value, end of year	$1.000		$1.000	$1.000	$1.000	$1.000
Total return[3]	0.04%		0.08%	0.20%	0.15%	1.13%

Net assets, end of year (millions)	$852		$1,147	$2,465	$2,461	$2,376

Ratios to average net assets:
Gross expenses[4]	0.45%		0.29%	0.26%	0.34%	0.41%[5]
Net expenses[4,6,7]	0.14	[8]	0.18	0.18	0.17	0.24	[5]
Net investment income	0.04		0.09	0.20	0.15	1.13

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses. The ratios presented for fiscal years prior to 2013 include a 0.15% management fee waiver.

[5]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 0.37% and 0.20%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Fund did not exceed 0.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

10	Western Asset Institutional Tax Free Reserves 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Institutional Tax Free Reserves (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Tax Free Reserves Portfolio (the “Portfolio”), a separate investment series of Master Portfolio Trust, that has the same investment objective as the Fund.

The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The Fund records its investment in the Portfolio at value. The value of such investment in the Portfolio reflects the Fund’s proportionate interest (79.9% at August 31, 2013) in the net assets of the Portfolio.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The disclosure and valuation of securities held by the Portfolio are discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

(c) Credit and market risk. The Portfolio may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets and in some cases are backed by a financial institution serving as a liquidity provider. Demand features are often issued by third party financial institutions, generally domestic and foreign banks, and by brokerage firms or insurance companies. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. Accordingly, the credit quality and liquidity of the Portfolio’s investments may be dependent in part on the credit quality of the institutions supporting the Portfolio’s investments and changes in the credit quality of these institutions could cause losses to the Portfolio and affect its share price. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate

Western Asset Institutional Tax Free Reserves 2013 Annual Report	11

Notes to financial statements (cont’d)

for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

(d) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

(e) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

(g) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

12	Western Asset Institutional Tax Free Reserves 2013 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreements, the Fund and the Portfolio pay an investment management fee, calculated daily and paid monthly, at an annual rate of each of the Fund’s and the Portfolio’s average daily net assets, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Portfolio	Fund
First $1 billion	0.150%	0.250%
Next $1 billion	0.150	0.225
Next $3 billion	0.150	0.200
Next $5 billion	0.150	0.175
Over $10 billion	0.150	0.150

Since the Fund invests all or substantially all of its investable assets in Tax Free Reserves Portfolio, the investment management fee of the Fund will be reduced by the investment management fee allocated to the Fund by the Tax Free Reserves Portfolio.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Fund did not exceed 0.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The investment manager has voluntarily undertaken to limit Fund expenses in order to maintain a minimum yield. Such expense limitations may fluctuate daily and are voluntary and temporary and may be terminated by the investment manager at any time without notice.

During the year ended August 31, 2013, fees waived and/or expenses reimbursed amounted to $2,722,932.

The investment manager is permitted to recapture amounts waived or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Western Asset Institutional Tax Free Reserves 2013 Annual Report	13

Notes to financial statements (cont’d)

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Shares of beneficial interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value of $0.00001 per share.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued on reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding fund share transactions.

4. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date
Daily 9/30/2013	$0.000015

The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2013	2012
Distributions paid from:
Tax-exempt income	$402,042	$1,439,658

As of August 31, 2013, there were no significant differences between the book and tax components of net assets.

During the taxable year ended August 31, 2013, the Fund utilized $58,318 of its capital loss carryforward and deferred capital losses available from prior years.

As of August 31, 2013, the Fund had the following net short-term capital loss carryforwards remaining:

Year of Expiration	Amount
8/31/2017	$(79,034)
8/31/2018	(4,808)
8/31/2019	(104)
$(83,946)

These amounts will be available to offset any future taxable capital gains.

5. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern

14	Western Asset Institutional Tax Free Reserves 2013 Annual Report

District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal in the U.S. Court of Appeals for the Second Circuit. The matter was fully briefed, oral argument was heard in September 2013, and the parties await a decision.

Western Asset Institutional Tax Free Reserves 2013 Annual Report	15

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Institutional Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Institutional Tax Free Reserves (the “Fund”), a series of Legg Mason Partners Institutional Trust, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of August 31, 2013, by examination of the underlying Tax Free Reserves Portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Institutional Tax Free Reserves as of August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 16, 2013

16	Western Asset Institutional Tax Free Reserves 2013 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Institutional Tax Free Reserves (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, 100 International Drive, 5th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926 or 1-203-703-6002.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	World Affairs Council (since 2009); Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Western Asset Institutional Tax Free Reserves	17

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

18	Western Asset Institutional Tax Free Reserves

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 and since 2013
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Western Asset Institutional Tax Free Reserves	19

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	Director Emeritus, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee	None

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 166 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	154
Other board memberships held by Trustee	None

20	Western Asset Institutional Tax Free Reserves

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Institutional Tax Free Reserves	21

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

22	Western Asset Institutional Tax Free Reserves

Additional Officers cont’d
James Crowley Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Western Asset Institutional Tax Free Reserves	23

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended August 31, 2013 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

24	Western Asset Institutional Tax Free Reserves

Schedule of investments

August 31, 2013

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 98.3%
Alabama — 2.7%
Huntsville, AL, Health Care Authority, TECP:
Huntsville Hospital	0.140%	9/3/13	$10,100,000	$10,100,000
Huntsville Hospital	0.150%	10/1/13	18,900,000	18,900,000
Total Alabama				29,000,000
Alaska — 0.0%
Matanuska-Susitna Borough, AK, GO, AMBAC	5.000%	4/1/14	400,000	410,992
Arizona — 0.3%
Arizona State Water Infrastructure Finance Authority Revenue, Water Quality	5.000%	10/1/13	150,000	150,563
Maricopa County, AZ, IDA, MFH Revenue, Refunding, Sonora Vista II Apartments, LOC-Wells Fargo Bank N.A.	0.210%	12/1/39	1,160,000	1,160,000	(a)(b)(c)
Phoenix, AZ, IDA, MFH Revenue, Refunding, Sunrise Vista Apartments-A, LOC-Wells Fargo Bank N.A.	0.210%	6/1/31	2,030,000	2,030,000	(a)(b)(c)
Total Arizona				3,340,563
California — 4.5%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Pathways Home Health Hospice, LOC-U.S. Bank	0.060%	10/1/34	1,960,000	1,960,000	(a)(b)
Alameda County, CA, IDA Revenue, JMS Family Partnership, LOC-Wells Fargo Bank N.A.	0.090%	10/1/25	1,930,000	1,930,000	(a)(b)(c)
California Infrastructure & Economic Development Bank Revenue:
Loyola High School District, LOC-First Republic Bank, FHLB	0.060%	12/1/35	2,690,000	2,690,000	(a)(b)
Pacific Gas & Electric Co., LOC-Wells Fargo Bank N.A.	0.030%	12/1/16	3,200,000	3,200,000	(a)(b)
California State PCFA, Exempt Facilities Revenue, Exxon Mobil Project	0.040%	12/1/29	2,500,000	2,500,000	(a)(b)(c)
California State PCFA, Solid Waste Disposal Revenue:
Athens Services Project, LOC-Wells Fargo Bank N.A.	0.110%	5/1/21	5,300,000	5,300,000	(a)(b)(c)
Bay Counties Waste Services Inc., LOC-Comerica Bank	0.130%	8/1/41	2,600,000	2,600,000	(a)(b)(c)
Burrtec Waste Group Inc., LOC-U.S. Bank N.A.	0.110%	10/1/38	1,745,000	1,745,000	(a)(b)(c)
Zanker Road Resource Management Inc., LOC-Comerica Bank	0.130%	3/1/26	2,445,000	2,445,000	(a)(b)(c)
Zerep Management Corp. Project, LOC-Comerica Bank	0.130%	10/1/36	2,805,000	2,805,000	(a)(b)(c)
California State Revenue, RAN	2.000%	6/23/14	1,000,000	1,014,276
California State, GO:
LOC-Bank of Montreal	0.040%	5/1/33	2,000,000	2,000,000	(a)(b)
LOC-JPMorgan Chase	0.060%	5/1/33	400,000	400,000	(a)(b)
California Statewide CDA Revenue, Kaiser Permanente	0.050%	4/1/36	500,000	500,000	(a)(b)

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2013 Annual Report	25

Schedule of investments (cont’d)

August 31, 2013

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
California — continued
California Statewide CDA, MFH Revenue:
David Avenue Apartments, FHLMC, LIQ-FHLMC	0.070%	12/1/42	$1,580,000	$1,580,000	(a)(b)(c)
Kelvin Court LP, LIQ-FNMA	0.070%	6/15/51	1,000,000	1,000,000	(a)(b)(c)
Phoenix Terrace Apartments, FNMA, LIQ-FNMA	0.070%	3/15/32	3,550,000	3,550,000	(a)(b)(c)
Irvine, CA, USD Special Tax Revenue, Community Facilities District No. 09-1, LOC-U.S. Bank N.A.	0.040%	9/1/51	200,000	200,000	(a)(b)
Otay, CA, COP, Capital Projects, LOC-Union Bank N.A.	0.060%	9/1/26	790,000	790,000	(a)(b)
Roseville, CA, City School District, GO, TRAN	1.000%	9/24/13	4,600,000	4,601,731
Sacramento County, CA, Housing Authority, MFH Revenue, Chesapeake Commons, Wasatch Pool Holdings LLC, FNMA, LIQ-FNMA	0.090%	2/15/31	4,600,000	4,600,000	(a)(b)(c)
Stanford University	5.000%	3/15/14	985,000	1,009,936
Total California				48,420,943
Colorado — 2.2%
Colorado Educational and Cultural Facilities, Nature Conservancy, Project A	0.080%	7/1/27	364,000	364,000	(a)(b)
Colorado HFA Revenue:
Multi-Family, SPA-FHLB	0.070%	4/1/43	7,270,000	7,270,000	(a)(b)(c)
Multi-Family, SPA-FHLB	0.070%	4/1/45	4,785,000	4,785,000	(a)(b)(c)
Colorado Housing & Finance Authority, Multi-Family, SPA-FHLB	0.090%	10/1/21	5,535,000	5,535,000	(a)(b)(c)
Colorado State Educational & Cultural Facilities Authority Revenue, Oaks Christian School Project, LOC-U.S. Bank N.A.	0.070%	5/1/33	350,000	350,000	(a)(b)
Colorado State Water Resources & Power Development Authority Wastewater Revenue, Revolving Fund	5.000%	9/1/13	570,000	570,000
University of Colorado Hospital Authority Revenue, LOC-Wells Fargo Bank N.A.	0.070%	11/15/41	4,775,000	4,775,000	(a)(b)
Total Colorado				23,649,000
Connecticut — 4.0%
Connecticut Innovations Inc., CT, Revenue, ISO New England Inc. Project, LOC-TD Bank N.A.	0.050%	12/1/39	5,100,000	5,100,000	(a)(b)
Connecticut State HEFA Revenue:
Choate Rosemary Hall, LOC-JPMorgan Chase	0.090%	7/1/37	2,000,000	2,000,000	(a)(b)
Hoffman Summerwood Community, LOC-TD Bank N.A.	0.060%	7/1/37	500,000	500,000	(a)(b)
Hotchkiss School, SPA-U.S. Bank N.A.	0.070%	7/1/30	1,800,000	1,800,000	(a)(b)
St. Joseph College, LOC-Sovereign Bank FSB & Bank of New York Mellon	0.060%	7/1/38	2,065,000	2,065,000	(a)(b)
Wesleyan University	0.040%	7/1/40	4,000,000	4,000,000	(a)(b)
Westover School, LOC-TD Bank N.A.	0.060%	7/1/30	1,735,000	1,735,000	(a)(b)
Yale University	0.030%	7/1/35	2,200,000	2,200,000	(a)(b)

See Notes to Financial Statements.

26	Tax Free Reserves Portfolio 2013 Annual Report

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Connecticut — continued
Yale University	0.050%	7/1/36	$500,000	$500,000	(a)(b)
Yale-New Haven Hospital, LOC-JPMorgan Chase	0.060%	7/1/25	765,000	765,000	(a)(b)
Connecticut State HFA, Housing Mortgage Finance Program, SPA-FHLB	0.070%	5/15/31	9,200,000	9,200,000	(a)(b)(c)
Connecticut State HFA Revenue:
Housing Mortgage Finance Program, LOC-Bank of Tokyo-Mitsubishi UFJ	0.070%	11/15/34	400,000	400,000	(a)(b)
Housing Mortgage Finance Program, SPA-Bank of Tokyo-Mitsubishi UFJ	0.070%	11/15/41	1,000,000	1,000,000	(a)(b)
Housing Mortgage Finance Program, SPA-Royal Bank of Canada	0.070%	11/15/24	2,500,000	2,500,000	(a)(b)(c)
Connecticut State HFA, Housing Mortgage Finance Program Revenue, SPA-Barclays Bank PLC	0.060%	5/15/35	170,000	170,000	(a)(b)
Hartford, CT, GO, BAN	2.000%	4/10/14	4,200,000	4,243,605
Orange, CT, GO, BAN	1.000%	7/21/14	4,000,000	4,028,254
Stamford, CT, Housing Authority, Multi-Family Revenue, Fairfield Apartments Project, FHLMC	0.060%	12/1/28	400,000	400,000	(a)(b)(c)
Total Connecticut				42,606,859
Delaware — 0.9%
Delaware State EDA Revenue, Peninsula United, PUMH of Maryland Inc., LOC-PNC Bank N.A.	0.060%	5/15/37	9,300,000	9,300,000	(a)(b)
Delaware State, GO	5.250%	8/1/14	750,000	784,329
Total Delaware				10,084,329
District of Columbia — 0.8%
District of Columbia Housing Finance Agency, MFH Revenue, Pentacle Apartments Project, FHLMC, LOC-FHLMC	0.080%	11/1/38	3,600,000	3,600,000	(a)(b)
District of Columbia Income Tax Secured Revenue	5.000%	12/1/13	685,000	693,001
District of Columbia Revenue:
American Sociological Association, LOC-PNC Bank N.A.	0.070%	12/1/37	1,635,000	1,635,000	(a)(b)
Jesuit Conference, LOC-PNC Bank	0.070%	10/1/37	500,000	500,000	(a)(b)
Washington Center for Internships and Academic Seminars, LOC-Branch Banking & Trust	0.060%	2/1/48	1,960,000	1,960,000	(a)(b)
Total District of Columbia				8,388,001
Florida — 5.3%
Broward County, FL, GO, Parks & Land Preservation Project	5.000%	1/1/14	600,000	609,372
Florida Housing Finance Corp., Multi-Family Mortgage Revenue, Cutler Riverside Preservation Apartments, FHLMC, LIQ-FHLMC	0.080%	6/1/48	9,900,000	9,900,000	(a)(b)(c)
Florida State Board of Education Public Education, GO, Capital Outlay	5.000%	6/1/14	300,000	310,636
Florida State Board of Education, GO	5.000%	1/1/14	125,000	126,949

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2013 Annual Report	27

Schedule of investments (cont’d)

August 31, 2013

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Florida State Higher Educational Facilities, Financial Authority Revenue, Educational Facilities, Ringling College of Art & Design Inc., LOC-PNC Bank N.A.	0.060%	3/1/38	$5,995,000	$5,995,000	(a)(b)
Highlands County, FL, Health Facilities Authority Revenue:
Adventist Health Systems	0.050%	11/15/35	2,000,000	2,000,000	(a)(b)
Hospital Adventist Health Systems	0.040%	11/15/33	7,600,000	7,600,000	(a)(b)
Manatee County, FL, Revenue, Refunding & Improvement	2.000%	10/1/13	125,000	125,173
Marion County, FL, HFA Revenue, Paddock Apartments, FNMA, LIQ-FNMA	0.050%	10/15/32	1,180,000	1,180,000	(a)(b)
Martin County, FL, Health Facilities Authority, Hospital Revenue, Martin Memorial Medical Center, LOC-Wells Fargo Bank N.A.	0.060%	11/15/32	1,215,000	1,215,000	(a)(b)
Miami-Dade County, FL, IDA, Professional Modification, AAR Aircraft Services Inc., LOC-Wells Fargo Bank N.A.	0.110%	8/1/18	6,500,000	6,500,000	(a)(b)(c)
Miami-Dade County, FL, Professional Sports Franchise Facilities Tax Revenue, LOC-Wells Fargo Bank N.A.	0.070%	10/1/48	2,200,000	2,200,000	(a)(b)
Orange County, FL, Housing Finance Authority, Walk Apartments LLC, FNMA, LIQ-FNMA	0.070%	6/1/25	3,370,000	3,370,000	(a)(b)
Orlando, FL, Utilities Commission, Utility System Revenue	5.000%	10/1/13	200,000	200,766
Orlando, FL, Utilities Commission, Utility System Revenue	5.000%	10/1/13	100,000	100,368
Sarasota County, FL, Public Hospital District Revenue, Sarasota Memorial Hospital, LOC-Northern Trust Co.	0.050%	7/1/37	12,130,000	12,130,000	(a)(b)
Volusia County, FL, HFA, MFH Revenue, Cape Morris Cove Apartments II, LOC-FHLB & JPMorgan Chase	0.080%	10/15/42	2,690,000	2,690,000	(a)(b)(c)
Total Florida				56,253,264
Georgia — 6.1%
Cobb County, GA, Housing Authority Revenue, Walton Reserve Apartments Project, LOC-FHLB & SunTrust Bank	0.070%	10/1/35	8,250,000	8,250,000	(a)(b)(c)
Coweta County, GA, Development Authority Revenue, W.Y. Newnan Holding LLC Project, LOC-Wells Fargo Bank N.A.	0.210%	4/1/32	4,050,000	4,050,000	(a)(b)(c)
De Kalb County, GA, Housing Authority, MFH Revenue, Friendly Heights LP, LOC-FHLMC	0.080%	5/1/34	6,860,000	6,860,000	(a)(b)(c)
Douglas County, GA, Development Authority, IDR, Pandosia LLC Project, LOC-Wells Fargo Bank N.A.	0.110%	12/1/27	3,300,000	3,300,000	(a)(b)(c)
Floyd County, GA, Development Authority Revenue, Berry College Inc. Project, LOC-FHLB, SunTrust Bank	0.060%	8/1/22	4,455,000	4,455,000	(a)(b)
Fulton County, GA, Development Authority Revenue:
Doris & Weber School Project, LOC-Branch Banking & Trust	0.060%	12/1/30	1,870,000	1,870,000	(a)(b)
Shepherd Center Inc., LOC-FHLB, SunTrust Bank	0.060%	9/1/35	3,325,000	3,325,000	(a)(b)
Georgia State, GO	5.250%	12/1/13	215,000	217,598
Georgia State, GO	5.000%	4/1/14	350,000	359,596

See Notes to Financial Statements.

28	Tax Free Reserves Portfolio 2013 Annual Report

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Georgia State, GO	5.500%	7/1/14	$250,000	$260,830
Gwinnett County, GA, Development Authority, IDR, Barco Inc. Project, LOC-Branch Banking & Trust	0.130%	11/1/20	6,000,000	6,000,000	(a)(b)(c)
Gwinnett County, GA, School District, GO	3.000%	2/1/14	100,000	101,126
Houston County, GA, Development Authority Sewer Facility Revenue, Perdue Farms Inc. Project, LOC-Rabobank Nederland	0.100%	1/1/18	5,350,000	5,350,000	(a)(b)(c)
Kennesaw, GA, Development Authority, MFH Revenue, Walton Ridenour Apartments LP, LOC-FHLB, SunTrust Bank	0.070%	4/1/37	7,800,000	7,800,000	(a)(b)(c)
Municipal Electric Authority of Georgia, BK Tokyo-Mitsubishi VFJ	0.050%	1/1/48	5,300,000	5,300,000	(a)(b)
Private Colleges & Universities Authority, GA, Educational Facilities Revenue, Agnes Scott College, LOC-Wells Fargo Bank N.A.	0.060%	6/1/23	1,900,000	1,900,000	(a)(b)
Richmond County, GA, Board of Education, GO	5.000%	10/1/13	250,000	250,962
Savannah, GA, EDA Revenue, Savannah Country Day School, LOC-Branch Banking & Trust	0.060%	5/1/32	570,000	570,000	(a)(b)
Stephens County, GA, Development Authority, IDR, CMC of Georgia Inc. Project, LOC-Branch Banking & Trust	0.130%	8/1/21	4,900,000	4,900,000	(a)(b)(c)
Total Georgia				65,120,112
Hawaii — 0.0%
Honolulu City & County, HI, GO	5.000%	9/1/13	300,000	300,000	(d)
Illinois — 6.6%
Bloomington & Normal, IL, Airport Authority Revenue, Central Illinois Regional Airport, LOC-Northern Trust Co.	0.100%	1/1/27	2,425,000	2,425,000	(a)(b)
Channahon, IL, Revenue, Morris Hospital, LOC-U.S. Bank N.A.	0.080%	12/1/34	3,000,000	3,000,000	(a)(b)
Chicago, IL, Midway Airport Revenue:
LOC-Bank of Montreal	0.080%	1/1/35	5,395,000	5,395,000	(a)(b)(c)
LOC-Wells Fargo Bank N.A.	0.080%	1/1/35	200,000	200,000	(a)(b)(c)
Chicago, IL, Renaissance Center LP, LOC-Harris Trust and Savings Bank	0.160%	10/1/34	2,450,000	2,450,000	(a)(b)(c)
Chicago, IL, Tax Increment Revenue, Tax Allocation Bonds, Near North Redevelopment Project, Senior Lien, LOC-Bank of New York	0.080%	1/1/19	18,465,000	18,465,000	(a)(b)
Illinois Development Finance Authority Revenue:
Evanston Northwestern, SPA-JPMorgan Chase	0.050%	5/1/31	4,600,000	4,600,000	(a)(b)
Goodman Theatre Project, LOC-Bank One N.A., Northern Trust Co.	0.090%	12/1/33	3,000,000	3,000,000	(a)(b)
Illinois Health Facilities Authority Revenue, LOC-Bank One Illinois N.A.	0.070%	8/1/15	1,000,000	1,000,000	(a)(b)

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2013 Annual Report	29

Schedule of investments (cont’d)

August 31, 2013

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Illinois Housing Development Authority, MFH Revenue, Galesburg Towers Associates II, LOC-Harris N.A.	0.190%	12/1/35	$3,660,000	$3,660,000	(a)(b)(c)
Illinois State Development Finance Authority, Fenwick High School Project Revenue, LOC-PNC Bank N.A.	0.070%	3/1/32	5,000,000	5,000,000	(a)(b)
Illinois State EFA Revenue, The Adler Planetarium, LOC-PNC Bank N.A.	0.070%	4/1/31	3,000,000	3,000,000	(a)(b)
Illinois State Finance Authority, MFH Revenue, Liberty Towers Associates, LOC-Harris N.A.	0.080%	10/1/39	3,300,000	3,300,000	(a)(b)
Lake County, IL, MFH Revenue, Rosewood Apartments Project, LIQ-FHLMC	0.080%	11/1/34	1,840,000	1,840,000	(a)(b)(c)
Lombard, IL, Revenue, National University Health Sciences Project, LOC-JPMorgan Chase	0.070%	6/1/36	150,000	150,000	(a)(b)
Northbrook Village, IL, GO	3.000%	12/1/13	260,000	261,767
Peoria, IL, Multi-Family Revenue, Housing, Oak Woods Apartments Project, FNMA, LIQ-FNMA	0.080%	10/15/28	2,900,000	2,900,000	(a)(b)(c)
Romeoville, IL, Revenue, Lewis University, LOC-JPMorgan Chase	0.060%	10/1/36	400,000	400,000	(a)(b)
University of Illinois, COP, PART, SPA-Bank of America	0.080%	8/15/21	9,380,000	9,380,000	(a)(b)
Total Illinois				70,426,767
Indiana — 2.4%
Hobart, IN, EDR, Albanese Confectionery, LOC-Harris N.A.	0.160%	7/1/31	2,555,000	2,555,000	(a)(b)(c)
Indiana Finance Authority Midwestern Disaster Relief Revenue, Ohio Valley Electric Corp. Project, LOC-Bank of Nova Scotia	0.040%	6/1/40	4,100,000	4,100,000	(a)(b)
Indiana State Finance Authority Health System Revenue, Sisters of St. Francis, LOC-Wells Fargo Bank N.A.	0.050%	11/1/37	500,000	500,000	(a)(b)
Indiana State Finance Authority Revenue, Lease Appropriation, SPA-JPMorgan Chase	0.060%	2/1/35	1,400,000	1,400,000	(a)(b)
Indiana University Revenue	5.500%	6/1/14	125,000	129,821
Indianapolis, IN, MFH Revenue:
Capital Place, Covington, FNMA, LIQ-FNMA	0.070%	5/15/38	1,350,000	1,350,000	(a)(b)
Washington Pointe LP Project, FNMA, LIQ-FNMA	0.060%	4/15/39	300,000	300,000	(a)(b)
St. Joseph County, IN, Educational Facilities Revenue, University of Notre Dame Du Lac, LIQ-Northern Trust Co.	0.030%	3/1/40	14,800,000	14,800,000	(a)(b)
Total Indiana				25,134,821
Iowa — 1.9%
Des Moines, IA, Water Revenue	2.000%	12/1/13	400,000	401,750
Grinnell, IA, Hospital Revenue, Grinnell Medical Center, LOC-U.S. Bank N.A.	0.060%	12/1/21	100,000	100,000	(a)(b)
Iowa Finance Authority, MFH Revenue, SPA-Wells Fargo Bank	0.070%	8/1/37	4,745,000	4,745,000	(a)(b)(c)

See Notes to Financial Statements.

30	Tax Free Reserves Portfolio 2013 Annual Report

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Iowa — continued
Iowa Finance Authority, IDR, Embria Health Sciences Project, LOC-Wells Fargo Bank	0.210%	6/1/32	$1,625,000	$1,625,000	(a)(b)(c)
Iowa Finance Authority, MFH Revenue:
SPA-Dexia Credit Local	0.070%	8/1/37	6,500,000	6,500,000	(a)(b)(c)
Windsor on the River LLC, LOC-Wells Fargo Bank N.A.	0.090%	5/1/42	7,000,000	7,000,000	(a)(b)(c)
Total Iowa				20,371,750
Kentucky — 2.6%
Berea, KY:
Educational Facilities Revenue, Berea College Project	0.060%	6/1/29	4,075,000	4,075,000	(a)(b)
Educational Facilities Revenue, Berea College Project	0.060%	6/1/32	9,100,000	9,100,000	(a)(b)
Boone County, KY, Industrial Building Revenue, Kiswel Inc. Project, LOC-Branch Banking & Trust	0.130%	5/1/27	4,850,000	4,850,000	(a)(b)(c)
Kentucky Economic Development Finance Authority, Hospital Facilities Revenue, Baptist Healthcare System, LOC-Branch Banking & Trust	0.050%	8/15/38	5,000,000	5,000,000	(a)(b)
Richmond, KY, League of Cities Funding Trust, Lease Program Revenue, LOC-U.S. Bank	0.070%	3/1/36	2,790,000	2,790,000	(a)(b)
Williamstown, KY, League of Cities Funding Trust Lease Revenue, LOC-U.S. Bank N.A.	0.070%	7/1/38	1,485,000	1,485,000	(a)(b)
Total Kentucky				27,300,000
Louisiana — 2.0%
Louisiana PFA Revenue:
Dynamic Fuels LLC Project, LOC-JPMorgan Chase	0.060%	10/1/33	5,300,000	5,300,000	(a)(b)
Tiger Athletic, LOC-Capital One N.A., FHLB	0.060%	9/2/33	2,360,000	2,360,000	(a)(b)
Louisiana State PFA Revenue, Tiger Athletic Foundation, LOC-Capital One N.A., FHLB	0.060%	9/2/39	2,545,000	2,545,000	(a)(b)
St. Charles Parish, LA, PCR, Shell Oil Co., Norco Project	0.050%	11/1/21	1,100,000	1,100,000	(a)(b)(c)
St. James Parish, LA, Revenue, Nustar Logistics LP Project, LOC-JPMorgan Chase	0.070%	12/1/40	10,000,000	10,000,000	(a)(b)
Total Louisiana				21,305,000
Maine — 0.1%
Bangor, ME, GO	2.000%	9/1/13	1,000,000	1,000,000
Maine State Municipal Bond Bank Sewer & Water Revenue	5.000%	11/1/13	100,000	100,780
Total Maine				1,100,780
Maryland — 0.9%
Cecil County, MD, GO, County Commissioners-Consolidated Public Improvement	4.000%	11/1/13	1,105,000	1,111,910
Howard County, MD, GO, Metropolitan District	4.000%	2/15/14	475,000	483,044
Howard County, MD, Revenue, Glenelg Country School, LOC-PNC Bank N.A.	0.070%	7/1/26	2,515,000	2,515,000	(a)(b)

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2013 Annual Report	31

Schedule of investments (cont’d)

August 31, 2013

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Maryland — continued
Maryland State Community Development Administration, Department of Housing & Community Development Revenue, Residential, SPA-TD Bank N.A.	0.060%	9/1/43	$3,300,000	$3,300,000	(a)(b)
Maryland State, GO:
State and Local Facilities Loan	2.000%	3/15/14	250,000	252,335
State and Local Facilities Loan Capital Improvement	5.500%	3/1/14	200,000	205,175
Montgomery County, MD, GO	5.000%	7/1/14	200,000	207,857
Montgomery County, MD, Housing Opportunities Commission, Multi-Family Revenue, Housing Development, GNMA, FNMA, FHLMC, FHA, LOC-FNMA, FHLMC	0.060%	7/1/36	1,100,000	1,100,000	(a)(b)
Prince Georges County, MD, GO, Public Improvement	5.000%	10/1/13	500,000	501,934
Washington, MD, Suburban Sanitary District, GO, Consolidated Public Improvement	5.000%	6/1/14	100,000	103,475
Total Maryland				9,780,730
Massachusetts — 2.3%
Arlington, MA, GO, BAN	1.000%	11/15/13	1,600,000	1,602,426
Cambridge, MA, GO	2.000%	2/15/14	200,000	201,539
Harvard, MA, GO, BAN	1.000%	6/25/14	1,300,000	1,306,318
Holden Town, MA, GO, BAN	1.000%	6/20/14	2,200,000	2,213,519
Lawrence, MA, GO, BAN	1.000%	12/1/13	1,400,000	1,401,176
Lexington, MA, GO, BAN	1.000%	2/21/14	1,016,954	1,020,537
Massachusetts State DFA Revenue:
Phillips Academy	5.000%	9/1/13	300,000	300,000
Wentworth Institute of Technology, LOC-JPMorgan Chase	0.070%	10/1/33	940,000	940,000	(a)(b)
Massachusetts State DFA, MFH, Archstone Readstone, LOC-FHLMC	0.080%	12/1/37	2,600,000	2,600,000	(a)(b)(c)
Massachusetts State HEFA Revenue, Harvard University	0.030%	11/1/49	6,500,000	6,500,000	(a)(b)
Massachusetts State IFA Revenue, Nova Realty Trust, LOC-TD Bank N.A.	0.050%	12/1/24	4,000,000	4,000,000	(a)(b)
Massachusetts State, GO:
Consolidated Loan	4.000%	1/1/14	250,000	253,076
Consolidated Loan, NATL	6.000%	11/1/13	250,000	252,351
Stoughton, MA, GO, BAN	1.000%	3/28/14	1,500,000	1,506,329
Total Massachusetts				24,097,271
Michigan — 0.7%
Michigan State Strategic Fund Ltd. Obligation Revenue, Kroger Co. Recovery Zone, LOC-Bank of Tokyo-Mitsubishi UFJ	0.060%	1/1/26	3,000,000	3,000,000	(a)(b)
University of Michigan Revenue	0.010%	12/1/24	4,800,000	4,800,000	(a)(b)
Total Michigan				7,800,000

See Notes to Financial Statements.

32	Tax Free Reserves Portfolio 2013 Annual Report

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Minnesota — 0.1%
Metropolitan Council, Minneapolis-St. Paul Metropolitan Area, GO, TRAN	3.000%	2/1/14	$125,000	$126,421
University of Minnesota, MN	5.000%	12/1/13	885,000	895,208
Washington County, MN, GO, Capital Improvement Plan	2.000%	2/1/14	385,000	387,699
Total Minnesota				1,409,328
Mississippi — 1.7%
Mississippi Business Finance Commission Gulf Opportunity Zone, Chevron U.S.A. Inc.	0.050%	11/1/35	17,700,000	17,700,000	(a)(b)
Missouri — 4.8%
Missouri State HEFA Revenue, BJC Health Systems	0.040%	5/15/38	36,600,000	36,600,000	(a)(b)
Missouri State HEFA, Educational Facilities Revenue, Washington University, SPA-JPMorgan Chase	0.050%	9/1/30	1,700,000	1,700,000	(a)(b)
Springfield, MO, IDA Revenue, McIntosh Holdings LLC Project, LOC-U.S. Bank N.A.	0.110%	9/1/26	1,805,000	1,805,000	(a)(b)(c)
St. Charles County, MO, IDA Revenue, Newco Enterprises Inc. Project, LOC-BMO Harris Bank N.A.	0.090%	12/1/29	4,250,000	4,250,000	(a)(b)(c)
Washington, MO, Industrial Revenue, Pauwels Transformers Inc. Project, LOC-HSBC Bank USA NA	0.280%	12/1/28	6,975,000	6,975,000	(a)(b)(c)
Total Missouri				51,330,000
Montana — 0.3%
Montana State Facility Finance Authority Revenue, Sisters of Charity of Leavenworth Health System SPA-JPMorgan Chase	0.080%	12/1/35	3,610,000	3,610,000	(a)(b)
Nebraska — 0.1%
Omaha, NE, Public Power District Revenue	4.000%	2/1/14	500,000	507,686
Nevada — 0.0%
Nevada State Highway Improvement Revenue, Motor Vehicle Fuel Tax, NATL	5.000%	12/1/13	300,000	303,437
New Hampshire — 0.5%
New Hampshire State Business Finance Authority Revenue, The Mark H. Wentworth Home, LOC-TD Bank N.A.	0.050%	12/1/36	1,600,000	1,600,000	(a)(b)
New Hampshire State HEFA Revenue, University System	0.090%	7/1/33	3,700,000	3,700,000	(a)(b)
Total New Hampshire				5,300,000
New Jersey — 2.5%
Bergen County, NJ, GO	3.250%	11/1/13	100,000	100,486
Cedar Grove Township, NJ, School District, GO, Promissory Notes, School Board Reserve Fund	1.000%	9/18/13	2,365,000	2,365,349
Cresskill, NJ, GO, General Improvement	1.000%	3/1/14	200,000	200,493
Galloway Township, NJ, GO, Notes	1.250%	12/19/13	960,000	961,708
Garden State Preservation Trust, NJ, Open Space & Farmland Preservation Revenue, AGM	5.500%	11/1/13	300,000	302,603

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2013 Annual Report	33

Schedule of investments (cont’d)

August 31, 2013

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
Garfield, NJ, GO, BAN	1.000%	12/6/13	$2,000,000	$2,001,825
Hudson County, NJ, Improvement Authority Revenue, County GTD Pooled Notes	1.000%	5/23/14	2,200,000	2,209,500
Madison Borough, NJ, GO, BAN	1.000%	8/15/14	1,900,000	1,912,083
Monmouth County, NJ, GO	5.000%	1/15/14	200,000	203,506
Monmouth County, NJ, Improvement Authority Revenue:
Capital Equipment Pooled Lease, County Guaranteed	5.000%	10/1/13	275,000	276,048
Governmental Pooled Loan	3.000%	12/1/13	1,000,000	1,006,840
Governmental Pooled Loan	4.000%	12/1/13	115,000	116,040
Parsippany-Troy Hills Township, NJ, GO, BAN	0.750%	10/4/13	7,475,000	7,478,365
Ringwood Boro, NJ, GO, Notes	1.250%	11/1/13	2,575,000	2,578,124
River Vale, NJ, GO, BAN	1.000%	8/15/14	2,960,000	2,976,001
Sussex County, NJ, Municipal Utilities Authority Revenue, Paulins Kill Basin Water Reclamation System Project Notes	1.500%	2/14/14	1,616,000	1,623,532
Total New Jersey				26,312,503
New York — 15.7%
Albany, NY, GO	3.000%	7/1/14	375,000	383,066
Amherst, NY, GO, BAN	1.000%	7/17/14	2,280,000	2,291,498
Babylon, NY, GO:
BAN	2.000%	9/1/13	8,000,000	8,000,000
BAN	2.000%	8/15/14	1,800,000	1,830,463
Baldwinsville, NY, CSD, GO, BAN	1.000%	6/26/14	3,300,000	3,320,692
Bronxville, NY, Union Free School District, GO, BAN	1.000%	9/20/13	2,700,000	2,701,008
Build NYC Resource Corp., NY, Revenue, Loan Enhanced Assistance Program, LOC-JPMorgan Chase	0.070%	3/1/38	11,555,000	11,555,000	(a)(b)
East Hampton Town, NY, GO, BAN	1.000%	8/29/14	4,300,000	4,324,607
Guilderland, NY, CSD, GO, TAN	1.000%	10/25/13	2,112,000	2,113,916
Hamburg Town, NY, GO, BAN	1.000%	7/10/14	2,108,000	2,117,856
Hamburg Village, NY, GO, BAN	0.750%	7/16/14	1,415,000	1,416,140
Irvington, NY, Union Free School District, GO, TAN	1.000%	11/15/13	1,600,000	1,601,748
Katonah-Lewisboro, NY, Union Free School District, GO, BAN	1.000%	7/11/14	1,450,000	1,457,175
Lindenhurst, NY, GO, BAN-Public Improvement	1.000%	8/15/14	3,900,000	3,924,430
Long Island, NY, Power Authority Revenue, LOC-TD Bank N.A.	0.050%	12/1/29	500,000	500,000	(a)(b)
Lynbrook, NY, Union Free School District, GO, TAN	1.000%	6/20/14	1,400,000	1,406,919
Mamaroneck Village, NY, GO, BAN	1.000%	9/4/14	2,900,000	2,918,763	(e)
Nassau Health Care Corp., NY, Revenue, Nassau County GTD, LOC-Wells Fargo Bank N.A.	0.120%	8/1/29	33,175,000	33,175,000	(f)

See Notes to Financial Statements.

34	Tax Free Reserves Portfolio 2013 Annual Report

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York City, NY, GO:
LOC-Bank of New York	0.040%	3/1/34	$2,600,000	$2,600,000	(a)(b)
LOC-U.S. Bank N.A.	0.050%	4/1/38	400,000	400,000	(a)(b)
New York City, NY, HDC, MFH Rent Revenue, James Tower Development, FNMA, LIQ-FNMA	0.070%	6/15/32	65,000	65,000	(a)(b)
New York State Dormitory Authority Revenue, Wagner College, LOC-TD Bank N.A.	0.070%	7/1/28	1,765,000	1,765,000	(a)(b)
New York State Housing Finance Agency Revenue, 42nd & 10th Housing, FHLMC, LIQ-FHLMC	0.050%	11/1/41	13,800,000	13,800,000	(a)(b)
New York, NY, GO, LOC-Mizuho Corporate Bank	0.040%	10/1/40	31,550,000	31,550,000	(a)(b)
North Shore, NY, CSD, GO, TAN	1.000%	6/20/14	2,500,000	2,510,939
Orchard Park Town, NY, GO, BAN	1.000%	10/24/13	5,085,000	5,089,187
Pleasantville, NY, GO, BAN	1.000%	8/22/14	1,000,000	1,004,931
Port Chester, NY, GO, BAN	1.000%	2/26/14	2,000,000	2,005,486
Riverhead, NY, CSD, GO, BAN	1.000%	9/20/13	1,180,000	1,180,330
Seaford, NY, Union Free School District, GO, TAN	1.000%	6/20/14	7,500,000	7,535,778
Tonawanda, NY, GO, BAN	1.000%	6/12/14	3,362,000	3,373,961
Triborough Bridge & Tunnel Authority, NY, Revenues, LOC-U.S. Bank N.A.	0.050%	1/1/33	1,000,000	1,000,000	(a)(b)
Washington County, NY, GO, BAN	1.000%	6/13/14	2,335,000	2,345,885
West Hempstead, NY, Union Free School District, GO, TAN	1.000%	6/20/14	2,465,000	2,477,980
Westchester County, NY, Industrial Development Agency, Civic Facility Revenue, Northern Westchester Hospital Association, LOC-TD Bank N.A.	0.050%	11/1/24	1,000,000	1,000,000	(a)(b)
Westmoreland, NY, CSD, GO, BAN	1.000%	6/27/14	2,424,000	2,425,887
Total New York				167,168,645
North Carolina — 4.0%
Charlotte, NC, COP, 2003 Governmental Facilities Project	0.050%	6/1/33	3,345,000	3,345,000	(a)(b)
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, Carolinas Health Care System, LOC-U.S. Bank N.A.	0.050%	1/15/26	2,600,000	2,600,000	(a)(b)
North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue, Guilford College Project, LOC-Branch Banking & Trust	0.060%	5/1/24	3,030,000	3,030,000	(a)(b)
North Carolina Capital Facilities Finance Agency, Student Revenue, UNCP University Foundation Inc., LOC-Wells Fargo Bank N.A.	0.060%	7/1/31	2,250,000	2,250,000	(a)(b)
North Carolina Medical Care Commission, Southeastern Regional Medical Center, LOC-BB&T Corp.	0.060%	6/1/37	2,430,000	2,430,000	(a)(b)
North Carolina State Capital Facilities Finance Agency, Educational Facilities Revenue, High Point University Project, LOC-Branch Banking & Trust	0.060%	5/1/30	1,700,000	1,700,000	(a)(b)

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2013 Annual Report	35

Schedule of investments (cont’d)

August 31, 2013

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
North Carolina — continued
North Carolina State Capital Facilities Finance Agency, Recreational Facilities Revenue, YMCA of Greater Charlotte Project, LOC-Wells Fargo Bank N.A.	0.060%	4/1/29	$2,960,000	$2,960,000	(a)(b)
North Carolina State, GO	5.000%	4/1/14	400,000	410,953
North Carolina State, GO:
Public Improvement	5.250%	3/1/14	100,000	102,413
Public Improvement	5.000%	3/1/22	2,000,000	2,047,273	(g)
Orange, NC, Water & Sewer Authority, System Revenue, SPA-Wells Fargo Bank N.A.	0.050%	7/1/29	500,000	500,000	(a)(b)
Raleigh, NC, Combined Enterprise System Revenue:
SPA-Wells Fargo Bank N.A.	0.060%	3/1/35	10,000,000	10,000,000	(a)(b)
SPA-Wells Fargo Bank N.A.	0.060%	3/1/35	4,580,000	4,580,000	(a)(b)
Raleigh, NC, COP, Downtown Improvement Project, SPA-Wells Fargo Bank N.A.	0.060%	2/1/34	6,820,000	6,820,000	(a)(b)
Union County, NC, GO	4.000%	3/1/14	100,000	101,805
Total North Carolina				42,877,444
Ohio — 0.8%
Montgomery County, OH, Revenue, Miami Valley Hospital, JPMorgan Chase	0.080%	11/15/45	100,000	100,000	(a)(b)
Northeast, OH, Regional Sewer District Revenue	5.000%	11/15/13	200,000	201,889
Ohio State Higher Educational Facility Revenue:
Case Western Reserve University, LOC-U.S. Bank N.A.	0.050%	12/1/44	3,075,000	3,075,000	(a)(b)
Xavier University Project, LOC-U.S. Bank N.A.	0.050%	11/1/30	1,345,000	1,345,000	(a)(b)
Ohio State, GO, Common Schools	0.040%	6/15/26	4,045,000	4,045,000	(a)(b)
Total Ohio				8,766,889
Oklahoma — 0.1%
Oklahoma City, OK, GO	4.000%	3/1/14	500,000	509,143
Oregon — 1.1%
Deschutes County, OR, GO	2.000%	12/1/13	100,000	100,395
Metro Regional Center, OR, GO	4.000%	6/1/14	200,000	205,518
Multnomah County, OR, Hospital Facilities Authority Revenue, Oregon Baptist Retirement Homes, LOC-U.S. Bank N.A.	0.080%	11/1/34	3,095,000	3,095,000	(a)(b)
Oregon State Housing & Community Services, Revenue, Single-Family Housing, SPA-State Street Bank & Trust Co.	0.090%	7/1/36	700,000	700,000	(a)(b)(c)
Oregon State, GO, Veterans Welfare, SPA-U.S. Bank N.A.	0.040%	12/1/41	1,300,000	1,300,000	(a)(b)
Portland, OR, Water System Revenue, First Lien	5.000%	11/1/13	100,000	100,729
Tri-County, OR, Metropolitan Transportation District Revenue	1.000%	9/1/13	1,400,000	1,400,000
Washington County, OR, Housing Authority Revenue, Refunding-Bethany Meadows II Project, LOC-U.S. Bank N.A.	0.210%	9/1/27	4,460,000	4,460,000	(a)(b)(c)
Total Oregon				11,361,642

See Notes to Financial Statements.

36	Tax Free Reserves Portfolio 2013 Annual Report

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — 5.2%
Adams County, PA, IDA Revenue, LOC-PNC Bank N.A.	0.060%	6/1/32	$1,420,000	$1,420,000	(a)(b)
Allegheny County, PA, Higher Education Building Authority, University Revenue, Carnegie Mellon University, SPA-Bank of New York	0.050%	12/1/37	700,000	700,000	(a)(b)
Allegheny County, PA, IDA Revenue:
Education Center Watson, LOC-PNC Bank N.A.	0.060%	5/1/31	3,000,000	3,000,000	(a)(b)
Western Pennsylvania School for Blind Children, SPA-PNC Bank N.A.	0.050%	7/1/31	5,000,000	5,000,000	(a)(b)
Allegheny County, PA, IDA, Little Sisters of the Poor Project, LOC-PNC Bank N.A.	0.070%	1/1/28	160,000	160,000	(a)(b)
Butler County, PA, General Authority Revenue, School District Erie Project, LOC-PNC Bank N.A.	0.060%	9/1/29	5,600,000	5,600,000	(a)(b)
Geisinger ,PA, Authority Revenue, Geisinger Health System	0.020%	11/15/32	9,000,000	9,000,000	(a)(b)
Mars, PA, Area School District, GO	1.000%	2/28/14	2,190,000	2,197,170
Montgomery County, PA , GO, SPA-PNC Bank N.A.	0.050%	8/15/24	21,880,000	21,880,000	(a)(b)
Montgomery County, PA, IDA Revenue, Friends’ Central School Corp. Project, LOC-Wells Fargo Bank N.A.	0.060%	3/1/32	1,000,000	1,000,000	(a)(b)
Pennsylvania Housing Finance Agency, Building Development, SPA-PNC Bank N.A.	0.050%	1/1/34	2,840,000	2,840,000	(a)(b)
St. Mary Hospital Authority, PA, Health System Revenue, Catholic Health East Obligated Group, LOC-Bank of New York Mellon	0.060%	11/15/28	3,000,000	3,000,000	(a)(b)
Total Pennsylvania				55,797,170
South Carolina — 2.2%
Lexington, SC, Waterworks & Sewer Revenue:
BAN	0.750%	12/2/13	4,790,000	4,791,243
BAN	0.750%	12/2/13	1,275,000	1,275,346
Piedmont, SC, Municipal Power Agency Electric Revenue, LOC-TD Bank N.A.	0.050%	1/1/34	1,800,000	1,800,000	(a)(b)
South Carolina Jobs EDA, IDR, South Carolina Electric & Gas Co., LOC-Branch Banking & Trust	0.100%	12/1/38	6,930,000	6,930,000	(a)(b)(c)
South Carolina State Association of Governmental Organizations, COP	1.000%	3/1/14	1,000,000	1,003,864
South Carolina, EFA, Private Non-Profit Institutions, Newberry College, LOC-Branch Banking & Trust	0.060%	6/1/35	4,150,000	4,150,000	(a)(b)
University of South Carolina, School of Medicine, Education Trust Revenue Healthcare Facilities, LOC-Wells Fargo Bank N.A.	0.060%	9/1/25	3,700,000	3,700,000	(a)(b)
Total South Carolina				23,650,453
Tennessee — 1.8%
Blount County, TN, Public Building Authority:
Local Government Public Improvement, LOC-Branch Banking & Trust	0.060%	6/1/30	11,700,000	11,700,000	(a)(b)

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2013 Annual Report	37

Schedule of investments (cont’d)

August 31, 2013

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Tennessee — continued
Local Government Public Improvement, LOC-Branch Banking & Trust	0.060%	6/1/37	$3,900,000	$3,900,000	(a)(b)
Local Government Public Improvement, LOC-Branch Banking & Trust	0.060%	6/1/39	2,350,000	2,350,000	(a)(b)
Sumner County, TN, GO, School & Public Improvement	3.000%	12/1/13	1,025,000	1,031,914
Total Tennessee				18,981,914
Texas — 4.2%
Aldine, TX, ISD, GO, PFSG	5.000%	2/15/14	300,000	306,394
Dallas, TX, ISD, GO, School Building	5.000%	2/15/14	200,000	204,226
Denton County, TX, GO, Tax Notes	3.250%	4/1/14	500,000	508,377
El Paso, TX, Water & Sewer Revenue	3.000%	3/1/14	300,000	303,973
Guadalupe-Blanco River Authority, TX, Revenue, Western Canyon Regional Water Supply Project	1.000%	4/15/14	1,425,000	1,430,448
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue:
Memorial Herman Health System	0.060%	6/1/29	3,435,000	3,435,000	(a)(b)
Memorial Herman Healthcare System	0.060%	6/1/29	7,000,000	7,000,000	(a)(b)
Humble, TX, ISD, GO	2.000%	2/15/14	685,000	690,382
Irving, TX, GO, Refunding & Improvement	4.000%	9/15/13	100,000	100,140
Lake Travis, TX, ISD, GO, School Building	3.000%	2/15/14	250,000	253,060
San Antonio, TX, GO, General Improvement	3.000%	2/1/14	200,000	202,154
San Antonio, TX, IDA, IDR, Tindall Corp. Project, LOC-Wells Fargo Bank N.A.	0.110%	1/1/29	3,950,000	3,950,000	(a)(b)(c)
State of Texas, GO, Veterans, SPA-Bank of New York Mellon	0.070%	12/1/43	5,000,000	5,000,000	(a)(b)
Texas State, Mobility Fund, SPA-Depfa Bank PLC	0.070%	4/1/30	880,000	880,000	(a)(b)
Trinity River, TX, Authority Regional Wastewater System Revenue	5.000%	8/1/14	100,000	104,318
University of North Texas, TECP	0.140%	9/4/13	9,000,000	9,000,000
University of North Texas, TECP	0.110%	9/17/13	1,090,000	1,090,000
University of North Texas, TECP	0.130%	9/17/13	3,100,000	3,100,000
University of North Texas, TECP	0.140%	11/6/13	7,500,000	7,500,000
Total Texas				45,058,472
Utah — 0.2%
Weber County, UT, Hospital Revenue, IHC Health Services Inc., SPA-Westdeutsche Landesbank	0.060%	2/15/32	2,300,000	2,300,000	(a)(b)
Vermont — 0.8%
Vermont Housing Finance Agency, Student Housing Facilities Revenue, West Block University Vermont Project, LOC-Sovereign Bank FSB & Lloyds TSB Bank PLC	0.100%	7/1/37	8,880,000	8,880,000	(a)(b)

See Notes to Financial Statements.

38	Tax Free Reserves Portfolio 2013 Annual Report

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Virginia — 3.4%
Alexandria, VA, GO, Capital Improvement	3.000%	6/15/14	$200,000	$204,075
Fairfax County, VA, GO, Public Improvement	5.000%	4/1/14	400,000	410,776
Loudoun County, VA, GO	4.000%	11/1/13	100,000	100,612
Loudoun County, VA, GO	5.000%	11/1/13	200,000	201,557
Loudoun County, VA, GO	4.000%	7/1/14	100,000	103,092
Loudoun County, VA, GO	5.000%	7/1/14	500,000	519,734
Loudoun County, VA, IDA Revenue:
Howard Hughes Medical Institute	0.050%	2/15/38	5,255,000	5,255,000	(a)(b)
Howard Hughes Medical Institute	0.050%	6/1/43	24,400,000	24,400,000	(a)(b)
Lynchburg, VA, GO, Public Improvement	2.000%	12/1/13	325,000	326,406
Virginia College Building Authority, VA, Educational Facilities Revenue:
21st Century College & Equipment	5.000%	2/1/14	200,000	203,937
21st Century College, SPA-Wells Fargo Bank N.A. Refunding, University Richmond Project	0.060%	11/1/36	1,655,000	1,655,000	(a)(b)
Virginia Small Business Financing Authority, Hospital Revenue, Carilion Clinic Obligation, LOC-PNC Bank N.A.	0.050%	7/1/42	2,000,000	2,000,000	(a)(b)
Virginia State Housing Development Authority, Commonwealth Mortgage Revenue	4.000%	10/1/13	500,000	501,526
Virginia State Public School Authority Revenue, School Educational Technology Notes	5.000%	4/15/14	230,000	236,689
Virginia State Resources Authority Clean Water Revenue:
Clean Water State Revolving Fund	5.000%	10/1/13	300,000	301,159
Revolving Fund	5.250%	10/1/13	200,000	200,811
Total Virginia				36,620,374
Washington — 1.1%
King County, WA, GO	5.000%	12/1/13	300,000	303,530
King County, WA, GO	5.500%	12/1/13	445,000	450,783	(d)
Olympia, WA, EDA, Spring Air Northwest Project, LOC-U.S. Bank	0.110%	11/1/23	1,125,000	1,125,000	(a)(b)(c)
Redmond, WA, GO	3.500%	12/1/13	100,000	100,772
Seattle, WA, GO	4.250%	12/1/13	105,000	106,040
Seattle, WA, GO	5.000%	12/1/13	200,000	202,297
Vancouver, WA, Housing Authority Revenue, LIQ-FHLMC	0.040%	12/1/38	3,775,000	3,775,000	(a)(b)
Washington State Health Care Facilities Authority Revenue, Multicare Health System, LOC-Barclays Bank PLC	0.040%	8/15/41	6,100,000	6,100,000	(a)(b)
Total Washington				12,163,422
Wisconsin — 1.1%
Fox Valley, WI, Technical College District, GO, Promissory Notes	2.000%	12/1/13	500,000	502,093

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2013 Annual Report	39

Schedule of investments (cont’d)

August 31, 2013

Tax Free Reserves Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Wisconsin — continued
Ladysmith, WI, IDR, Indeck Ladysmith LLC Project, LOC-Wells Fargo Bank N.A.	0.060%	8/1/27	$2,100,000	$2,100,000	(a)(b)
Madison, WI, Area Technical College, GO:
Promissory Notes	3.000%	9/1/13	1,000,000	1,000,000
Promissory Notes	3.000%	3/1/14	1,000,000	1,012,978
Madison, WI, GO, Promissory Notes	4.000%	10/1/13	1,400,000	1,404,293
Madison, WI, Metropolitan School District, GO, Promissory Notes	3.000%	9/1/13	1,000,000	1,000,000
Oshkosh, WI, Area School District Revenue, Tax & Revenue Anticipation Promissory Notes	1.000%	9/23/13	2,775,000	2,775,998
Wisconsin State HEFA Revenue:
Hospital Sisters Services, LOC-Bank of Montreal	0.050%	8/1/40	300,000	300,000	(a)(b)
Indian Community School of Milwaukee, LOC-JPMorgan Chase	0.070%	12/1/36	1,200,000	1,200,000	(a)(b)
Total Wisconsin				11,295,362
Wyoming — 0.3%
Sweetwater Country, WY, Pollution Control Revenue, Pacific Corp., LOC-Bank of Nova Scotia	0.070%	12/1/20	2,800,000	2,800,000	(a)(b)
Total Investments — 98.3% (Cost — $1,049,595,066#)				1,049,595,066
Other Assets in Excess of Liabilities — 1.7%				17,938,471
Total Net Assets — 100.0%				$1,067,533,537

(a)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(b)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Security is purchased on a when-issued basis.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

40	Tax Free Reserves Portfolio 2013 Annual Report

Tax Free Reserves Portfolio

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BAN	— Bond Anticipation Notes
CDA	— Communities Development Authority
COP	— Certificates of Participation
CSD	— Central School District
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
IFA	— Industrial Finance Agency
ISD	— Independent School District
ISO	— Independent System Operator
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PART	— Partnership Structure
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PFA	— Public Facilities Authority
RAN	— Revenue Anticipation Notes
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TAN	— Tax Anticipation Notes
TECP	— Tax Exempt Commercial Paper
TRAN	— Tax and Revenue Anticipation Note
UNCP	— University of North Carolina at Pembroke
USD	— Unified School District

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2013 Annual Report	41

Schedule of investments (cont’d)

August 31, 2013

Tax Free Reserves Portfolio

Summary of Investments by Industry† (unaudited)
Health care	22.3%
General obligation	19.9
Education	16.1
Housing: multi-family	13.0
Industrial revenue	12.3
Public facilities	5.0
Housing: single family	1.9
Miscellaneous	1.8
Water & sewer	1.7
Power	1.3
Pollution control	1.1
Transportation	1.0
Utilities	1.0
Solid waste/resource recovery	0.9
Finance	0.4
Life care systems	0.2
Tax allocation	0.1
100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of August 31, 2013 and are subject to change.

Ratings Table (unaudited)*
Standard & Poor’s/Moody’s/Fitch**
A-1	50.5%
VMIG 1	27.3
P-1	5.1
SP-1	3.1
AAA/Aaa	2.5
F-1	1.4
MIG 1	1.2
AA/Aa	1.2
NR	7.7
100.0%

*	As a percentage of total investments.

**	Standard & Poor’s primary rating; Moody’s secondary; then Fitch. The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower.

See Notes to Financial Statements.

42	Tax Free Reserves Portfolio 2013 Annual Report

Statement of assets and liabilities

August 31, 2013

Assets:
Investments, at value	$1,049,595,066
Cash	41,126
Receivable for securities sold	20,050,035
Interest receivable	1,130,320
Total Assets	1,070,816,547

Liabilities:
Payable for securities purchased	3,123,629
Investment management fee payable	57,843
Accrued expenses	101,538
Total Liabilities	3,283,010
Total Net Assets	$1,067,533,537

Represented by:
Paid-in Capital	$1,067,533,537

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2013 Annual Report	43

Statement of operations

For the Year Ended August 31, 2013

Investment Income:
Interest	$2,238,945

Expenses:
Investment management fee (Note 2)	1,877,864
Fund accounting fees	98,704
Legal fees	50,615
Custody fees	47,207
Audit and tax	44,000
Trustees’ fees	20,745
Miscellaneous expenses	45,173
Total Expenses	2,184,308
Less: Fee waivers and/or expense reimbursements (Note 2)	(514,524)
Net Expenses	1,669,784
Net Investment Income	569,161
Net Realized Gain from Investments	74,794
Increase in Net Assets from Operations	$643,955

See Notes to Financial Statements.

44	Tax Free Reserves Portfolio 2013 Annual Report

Statements of changes in net assets

For the Years Ended August 31,	2013	2012

Operations:
Net investment income	$569,161	$2,442,297
Net realized gain (loss)	74,794	(10,779)
Increase in Net Assets From Operations	643,955	2,431,518

Capital Transactions:
Proceeds from contributions	1,440,632,790	2,185,906,052
Value of withdrawals	(1,934,304,343)	(3,442,697,328)
Decrease in Net Assets From Capital Transactions	(493,671,553)	(1,256,791,276)
Decrease in Net Assets	(493,027,598)	(1,254,359,758)

Net Assets:
Beginning of year	1,560,561,135	2,814,920,893
End of year	$1,067,533,537	$1,560,561,135

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2013 Annual Report	45

Financial highlights

For the years ended August 31:
	2013	2012	2011	2010	2009

Net assets, end of year (millions)	$1,068	$1,561	$2,815	$2,653	$2,609
Total return, based on NAV[1]	0.05%	0.11%	0.23%	0.17%	1.22%

Ratios to average net assets:
Gross expenses	0.17%	0.17%	0.16%	0.16%	0.16%
Net expenses[2,3,4]	0.13 [5]	0.15	0.15	0.15	0.15
Net investment income	0.05	0.12	0.23	0.18	1.23

[1]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[2]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Portfolio did not exceed 0.15%.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

46	Tax Free Reserves Portfolio 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Tax Free Reserves Portfolio (the “Portfolio”) is a separate non-diversified investment series of Master Portfolio Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2013, all investors in the Portfolio were funds advised or administered by the manager of the Portfolio and/or its affiliates.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. In accordance with Rule 2a-7 under the 1940 Act, money market instruments are valued at amortized cost, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Tax Free Reserves Portfolio 2013 Annual Report	47

Notes to financial statements (cont’d)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-term investments†	—	$1,049,595,066	—	$1,049,595,066

†	See Schedule of Investments for additional detailed categorizations.

(b) Interest income and expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

(c) Method of allocation. Net investment income of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio (the “Holders”) at the time of such determination. Gross realized gains and/or losses of the Portfolio are allocated to the Holders in a manner such that, the net asset values per share of each Holder, after each such allocation is closer to the total of all Holders’ net asset values divided by the aggregate number of shares outstanding for all Holders.

(d) Credit and market risk. The Portfolio may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets and in some cases are backed by a financial institution serving as a liquidity provider. Demand features are often issued by third party financial institutions, generally domestic and foreign banks, and by brokerage firms or insurance companies. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. Accordingly, the credit quality and liquidity of the Portfolio’s investments may be dependent in part on the credit quality of the institutions supporting the Portfolio’s investments and changes in the credit quality of these institutions could cause losses to the Portfolio and affect its share price. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

48	Tax Free Reserves Portfolio 2013 Annual Report

(e) Securities traded on a when-issued basis. The Portfolio may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(g) Income taxes. The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2013, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.15% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio.

Tax Free Reserves Portfolio 2013 Annual Report	49

Notes to financial statements (cont’d)

During the year ended August 31, 2013, the Portfolio had a voluntary expense limitation in place of 0.15% of the Portfolio’s average daily net assets. This arrangement may be reduced or terminated under certain circumstances.

The investment manager has voluntarily undertaken to limit Portfolio expenses in order to maintain a minimum yield. Such expense limitations may fluctuate daily and are voluntary and temporary and may be terminated by the investment manager at any time without notice.

During the year ended August 31, 2013, fees waived and/or expenses reimbursed amounted to $514,524.

The investment manager is permitted to recapture amounts waived or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended August 31, 2013, the Portfolio did not invest in derivative instruments.

4. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated

50	Tax Free Reserves Portfolio 2013 Annual Report

the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal in the U.S. Court of Appeals for the Second Circuit. The matter was fully briefed, oral argument was heard in September 2013, and the parties await a decision.

Tax Free Reserves Portfolio 2013 Annual Report	51

Report of independent registered public accounting firm

The Board of Trustees and Investors

Master Portfolio Trust:

We have audited the accompanying statement of assets and liabilities of Tax Free Reserves Portfolio (the “Portfolio”), a series of Master Portfolio Trust, including the schedule of investments, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax Free Portfolio as of August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 16, 2013

52	Tax Free Reserves Portfolio 2013 Annual Report

Additional information (unaudited)

The Trustees and Officers of the Fund also serve as the Trustees and Officers of the Portfolio. Information about the Trustees and Officers of the Fund can be found on pages 17 through 23 of this report.

Tax Free Reserves Portfolio	53

Western Asset

Institutional Tax Free Reserves

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington*

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became Trustee, President and Chief Executive Officer.

Western Asset Institutional Tax Free Reserves

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset Institutional Tax Free Reserves

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926 or 1-203-703-6002.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926 or 1-203-703-6002, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Institutional Tax Free Reserves. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010354 10/13 SR13-2034

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2012 and August 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $48,300 in 2012 and $143,333 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $0 in 2013.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional $0 in 2012 and $47,900 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in 2012 and $2,150 in 2013.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in 2013.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Institutional Trust

Date:	October 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Institutional Trust

Date:	October 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer of
Legg Mason Partners Institutional Trust

Date:	October 25, 2013